UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2015

GARNERO GROUP ACQUISITION COMPANY
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-36482	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Av Brig. Faria Lima 1485-19 Andar Brasilinvest Plaza CEP 01452-002 Sao Paulo Brazil
(Address of Principal Executive Offices) (Zip Code)

+55 (11) 3094-7970
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

COMMENCING AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K, GARNERO GROUP ACQUISITION COMPANY (“GGAC”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS SHAREHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING GGAC SECURITIES, REGARDING ITS BUSINESS COMBINATION WITH Q1 COMERCIAL DE ROUPAS S.A. (THE “COMPANY”), AS DESCRIBED IN THIS REPORT. THIS CURRENT REPORT ON FORM 8-K, INCLUDING SOME OR ALL OF THE EXHIBITS HERETO, WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

EARLYBIRDCAPITAL, INC. (“EBC”), THE MANAGING UNDERWRITER OF GGAC’S INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN JULY 2014, IS ASSISTING GGAC IN THESE EFFORTS, FOR WHICH EBC WILL RECEIVE A FEE OF US$4,600,000 IF THE BUSINESS COMBINATION IS SUCCESSFULLY CONSUMMATED. GGAC, ITS DIRECTORS AND EXECUTIVE OFFICERS AND EBC MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF GGAC SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION.

SHAREHOLDERS OF GGAC AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, GGAC’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH GGAC’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ GGAC’S FINAL PROSPECTUS, DATED JUNE 25, 2014, AND GGAC’S ANNUAL REPORT ON FORM 10-K FOR THE PERIOD ENDED JUNE 30, 2015, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF GGAC’S OFFICERS AND DIRECTORS AND OF EBC AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE BUSINESS COMBINATION. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO SHAREHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE BUSINESS COMBINATION. SHAREHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: GGAC, Av Brig. Faria Lima, 1485-19 Andar, Brasilinvest Plaza CEP 01452-002, Sao Paulo, BraziL, aTTn: sECRETARY, or email: jmriva@garnerogroup.com. THE PRELIMINARY PROXY STATEMENT AND THE DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, AND THE FINAL PROSPECTUS AND ANNUAL REPORT ON FORM 10-K CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

CERTAIN OF THE COMPANY’S FINANCIAL INFORMATION AND DATA CONTAINED HEREIN AND IN THE EXHIBITS HERETO ARE UNAUDITED AND/OR WERE PREPARED BY THE COMPANY AS A PRIVATE COMPANY IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES OF BRAZIL AND DO NOT CONFORM TO SEC REGULATION S-X. FURTHERMORE, THEY INCLUDE CERTAIN FINANCIAL INFORMATION (EBITDA) NOT DERIVED IN ACCORDANCE WITH UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”). ACCORDINGLY, SUCH INFORMATION AND DATA WILL BE ADJUSTED AND PRESENTED DIFFERENTLY IN GGAC’S PRELIMINARY AND DEFINITIVE PROXY STATEMENTS TO SOLICIT SHAREHOLDER APPROVAL OF THE BUSINESS COMBINATION. GGAC AND THE COMPANY BELIEVE THAT THE PRESENTATION OF NON-GAAP MEASURES PROVIDES INFORMATION THAT IS USEFUL TO INVESTORS AS IT INDICATES MORE CLEARLY THE ABILITY OF THE COMPANY TO MEET CAPITAL EXPENDITURES AND WORKING CAPITAL REQUIREMENTS AND OTHERWISE MEET ITS OBLIGATIONS AS THEY BECOME DUE. THE COMPANY DERIVES EBITDA BY TAKING EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION AS ADJUSTED FOR CERTAIN ONE-TIME NON-RECURRING ITEMS AND EXCLUSIONS.

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THE COMPANY OPERATES IN BRAZILIAN REAIS. FINANCIAL information AND DATA OF THE COMPANY PRESENTED IN THIS REPORT IN U.S. DOLLARS is BASED ON A CONVERSION RATIO of US$1.00:R$3.85.

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

This report and the exhibits hereto are not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This report and the exhibits hereto shall not constitute an offer to sell or a solicitation of an offer to buy the securities of GGAC or THE COMPANY, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

This report and the exhibits hereto include “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. THE COMPANY’S actual results may differ from its expectations, estimates and projections and, consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, GGAC’S and THE COMPANY’S expectations with respect to future performance, anticipated financial impacts of the BUSINESS COMBINATION and related transactions; approval of the BUSINESS COMBINATION and related transactions by security holders; the satisfaction of the closing conditions to the BUSINESS COMBINATION and related transactions; and the timing of the completion of the BUSINESS COMBINATION and related transactions.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the parties’ control and difficult to predict. Factors that may cause such differences include: business conditions; weather and natural disasters; changing interpretations of GAAP; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the business in which the company is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other APPAREL RETAILERS; general economic conditions; and geopolitical events and regulatory changes. Other factors include the possibility that the BUSINESS COMBINATION does not close, including due to the failure to receive required security holder approvals, or the failure TO SATISFY other closing conditions.

The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in GGAC’S most recent filings with the SEC. All subsequent written and oral forward-looking statements concerning GGAC and THE COMPANY, the BUSINESS COMBINATION, the related transactions or other matters and attributable to GGAC and THE COMPANY or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither GGAC nor THE COMPANY undertakeS or acceptS any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

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Item 1.01	Entry into a Material Definitive Agreement.

On December 17, 2015, Garnero Group Acquisition Company, a Cayman Islands exempted company (“GGAC”), entered into a First Amended and Restated Investment Agreement (the “New Agreement”) by and among GGAC, Q1 Comercial de Roupas S.A., a Brazilian company (the “Company”), Alvaro Jabur Maluf Junior and Paulo Jabur Maluf (the “Controlling Persons”) and the persons listed under the caption “Optionholder” on the signature pages thereto (the “Optionholders”). The New Agreement amended and restated the previously disclosed Investment Agreement (the “Original Agreement”), dated as of August 26, 2015, by and among GGAC, the Company, the Controlling Persons and the Optionholders, which is described in the Current Report on Form 8-K filed by GGAC on August 27, 2015 (the “Original 8-K”).

The Original Agreement provided for the Controlling Persons to contribute all of the issued and outstanding ordinary shares of the Company to GGAC (the “Share Contribution”) and for the Optionholders to exercise certain options held by them and contribute the underlying ordinary shares of the Company to GGAC (the “Option Contribution,” and together with the Share Contribution, the “Equity Contributions”). The consideration to be paid to the Controlling Persons and the Optionholders was subject to adjustment based on the Company’s future EBITDA performance (the “EBITDA Adjustment”). In addition, the Original Agreement provided for GGAC to make a capital contribution to the Company (the “Capital Contribution,” and together with the Equity Contributions, the “Contributions”). The Original Agreement also required the Controlling Persons to use their commercially reasonable best efforts to effect a reorganization (the “Reorganization”), as a result of which the Controlling Persons would become the direct owners of all of the outstanding ordinary shares of the Company. The Original Agreement allowed the Company to incur a specified amount of additional indebtedness in the Reorganization.

The New Agreement amended the Original Agreement by:

●	Adjusting, from 5,460,000 shares to 3,640,000 shares, the number of newly issued ordinary shares of GGAC (“GGAC Ordinary Shares”) to be received by the Controlling Persons as consideration for the Share Contribution.

●	Adjusting, from 540,000 shares to 360,000 shares, the number of newly issued GGAC Ordinary Shares to be received by the Optionholders as consideration for the Option Contribution.

●	Eliminating the EBITDA Adjustment and the Capital Contribution in their entirety.

●	Eliminating the requirement for the parties to use their commercially reasonable best efforts to consummate, simultaneously with the closing of the Contributions, a private placement of GGAC equity securities.

●	Modifying the Reorganization to require that no indebtedness or other liabilities be incurred by the Company in connection therewith.

●	Extending the termination date to March 31, 2016.

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In addition, the New Agreement (A) reduced, from 600,000 shares to 200,000 shares, the number of GGAC Ordinary Shares to be held in escrow as a fund to satisfy the Controlling Persons and Optionholders’ indemnification obligations; (B) reduced, from 600,000 shares to 200,000 shares, the number of newly issued GGAC Ordinary Shares that GGAC could be required to issue to satisfy its indemnification obligations; and (C) modified the indemnification obligations of the Controlling Persons and Optionholders to allow GGAC to seek up to US$2,000,000 in excess of the number of escrow shares, and correspondingly modified the indemnification obligations of GGAC to allow the Controlling Persons and Optionholders to seek up to US$2,000,000 in excess of the 200,000 newly issued GGAC Ordinary Shares. In addition, the form of escrow agreement attached as an exhibit to the New Agreement was revised to make conforming changes.

If the Contributions are consummated, the Company will become a wholly-owned subsidiary of GGAC, GGAC will change its name to “Garnero Colombo Inc.” and the former stockholders and management of the Company will own approximately 29% of the outstanding GGAC Ordinary Shares (assuming no holder of GGAC Ordinary Shares exercises his redemption rights as set forth in GGAC’s charter documents and the Controlling Persons make the full US$30 million of open market purchases).

The Contributions are expected to be consummated in the first quarter of 2016, assuming the required approval of the GGAC shareholders is obtained and certain other conditions, as described in the Original 8-K and in the New Agreement, are satisfied or waived.

Except as set forth above, the material terms of the Original Agreement and the other agreements to be entered into by the parties in connection with the business combination, as described in the Original 8-K, have not changed, and the description of such terms is incorporated herein by reference. The summaries of the New Agreement and the other agreements to be entered into by the parties in connection with the business combination are qualified in their entirety by reference to the text of the agreements, certain of which are attached as exhibits to this report or to the Original 8-K, and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

GGAC is furnishing the press release attached hereto as Exhibit 99.1 and the investor presentation attached hereto as Exhibit 99.2 as Regulation FD Disclosure material. The investor presentation will be used by GGAC in presentations to certain of its shareholders and other persons interested in purchasing GGAC Ordinary Shares.

The information under this Item 7.01, including the exhibits attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

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Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)        Exhibits.

Exhibit	Description
2.1	First Amended and Restated Investment Agreement, dated as of December 17, 2015, by and among Garnero Group Acquisition Company, Q1 Comercial de Roupas S.A., Alvaro Jabur Maluf Junior and Paulo Jabur Maluf, and the optionholders listed on the signature page thereto.*

10.1	Form of Lockup Agreement (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on August 27, 2015).

10.2	Form of Registration Rights Agreement (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on August 27, 2015).

10.3	Form of Escrow Agreement.

99.1	Press release dated December 21, 2015.

99.2	Investor Presentation.

* Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). GGAC agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

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SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2015

GARNERO GROUP ACQUISITION COMPANY

By:	/s/ Mario Garnero
Name:	Mario Garnero
Title:	Chief Executive Officer

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